UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 26, 2024
Date of Report (Date of earliest event reported)

OCULUS INC.
(Exact name of registrant as specified in its charter)

Wyoming	0-29651	06-1576391
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

507 – 837 West Hastings Street Vancouver, British Columbia, Canada	V6C 3N6
(Address of principal executive offices)	(Zip Code)

(604) 685-1017
Registrant’s telephone number, including area code

OCULUS VISIONTECH INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 26, 2024, we filed Articles of Amendment to its Articles of Continuance with the Wyoming Secretary of State reflecting its corporate name change to “OCULUS INC.” On January 9, 2025, the Wyoming Secretary of State processed the Articles of Amendment and issued the Certificate of Name Change dated January 9, 2025.

SECTION 8 - OTHER EVENTS

Item 8.01	Other Events

On January 13, 2025, we issued a news release to announce that the TSX Venture Exchange (the “Exchange”) has approved the Company’s name change from “Oculus VisionTech Inc.” to “Oculus Inc.” effective January 16, 2025 (the “Name Change”). The Company’s trading symbols on the Exchange, Over The Counter Market (OTC) and the Frankfurt Stock Exchange (FSE) will remain unchanged.

The Name Change was approved by shareholders of the Company at the annual meeting of shareholders held on September 30, 2024, and the Company has satisfied the filing requirements of the Wyoming Secretary of State in respect of the Name Change.

The Company’s common shares will begin trading on the facilities of the Exchange under the new name on January 16, 2025. The CUSIP number and ISIN number for the Company’s common shares will remain unchanged. The Company currently has 91,422,569 common shares issued and outstanding and there is no change in the capitalization of the Company in connection with the Name Change.

A copy of the news release is attached as Exhibit 99.1 hereto.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
3.1	Profit Corporation Articles of Amendment filed stamped by the Wyoming Secretary of State on January 9, 2025, including Certificate of Name Change dated January 9, 2025
99.1	News release dated January 13, 2025
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCULUS INC.

DATE: January 14, 2025	By:	/s/ Anton J. Drescher
Anton J. Drescher
Corporate Secretary and CFO